Annual Report


Centennial
New York Tax Exempt Trust



June 30, 2000

Blank inside front cover

James C. Swain
Chairman
Centennial New York
Tax Exempt Trust

Bridget A. Macaskill
President
Centennial New York
Tax Exempt Trust


Dear Shareholder:

For the fiscal year that ended June 30, 2000, a hale and hardy economy--and persistent concern that rapid economic growth might trigger higher inflation--set the tone in the short-term fixed income markets. The Federal Reserve attempted to keep the economy from becoming too robust for its own good by ratcheting up short-term interest rates six times during the year-long period. But even this was not enough to weaken economic growth significantly. For the fourth quarter of 1999 and the first quarter of 2000, the U.S. economy expanded at annualized rates of 7.3% and 5.4%, respectively.

The fixed income markets responded to all of this with relative calmness, generally factoring in the interest rate hikes prior to their actual occurrence. Against this steady advance of interest rates, Centennial New York Tax Exempt Trust produced a compounded annual yield of 2.90%. Without compounding, the annual yield was 2.88%. For investors in the 36% tax bracket, this is equivalent to a taxable compounded yield of 4.53% and 4.50% without compounding.(1) As of June 30, 2000, the seven-day annualized yields, with and without compounding, were 3.51% and 3.45%, respectively.(2)

Like most professional investors, we generally anticipated the interest rate moves, which led us to shorten the Trust's duration as the fiscal year began. When interest rates rise, bond prices tend to fall, and the effect is more pronounced for longer term issues. Because the Trust seeks to maintain a stable $1.00 share price, we wanted to minimize the devaluing effect of rising rates. There can be no assurance that the Trust will maintain a stable share price, but we are always mindful of the need to protect your principal.(3)

We reduced the average maturity of the securities in the portfolio during the reporting period. The shorter average maturity helped to reduce volatility, or price instability, as interest rates jumped to ever-higher levels.

The Trust invests in high quality, short-term, tax-exempt securities issued by the State of New York or by its counties and municipalities. We feel the emphasis on quality is particularly important in New York. The state has lagged others in economic growth in recent years, and despite a stable if slow revenue increase, its bonds remain more volatile than those of stronger states.

For this reason, we have generally invested the portfolio in AAA-rated notes, insured notes and prerefunded bonds.






1. A portion of the Fund's distributions may be subject to income tax including state and local taxes. Capital gains distributions are taxable as capital gains. For an investor subject to alternative minimum taxes, a portion of the Fund's distributions may increase the investor's tax. Tax rates may be lower depending on individual circumstances.

2. Compounded yields assume reinvestment of dividends. Past performance is not indicative of future results.

3. An investment in money market funds is neither insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.


2 Centennial New York Tax Exempt Trust

We have also made extensive use of demand notes and commercial paper backed by bank letters of credit. Much of the change in the Trust's duration was achieved by shifting our emphasis between the fixed-rate prerefunded bonds and demand notes.

Throughout the year, the portfolio had a fairly large concentration in prerefunded bonds. These are previously issued bonds backed by U.S. Treasury bonds. The municipality that originally issued the bonds issues new debt, then uses the proceeds from the new issue to buy Treasury securities. The Treasuries are placed in escrow to later repay the original bonds. With such solid backing, prerefunded bonds usually receive high credit ratings.

After late 1999, we shifted some of the Trust's assets to demand notes backed by commercial banks. Adding them to the portfolio therefore reduced the average maturity of the Fund's holdings, as well as its duration (the shorter a portfolio's duration, the more likely it will be to resist the negative effect of rising interest rates). At the same time, the higher use of demand notes increased the Trust's yield at various points. Due to the demand feature, rates paid on demand notes fluctuate from week to week, and these notes may at times provide a yield advantage over comparable-quality fixed-rate instruments.

As the year wound down, we returned to a preference for fixed-rate instruments, including prerefunded bonds. By late April, fixed-rate short-term securities had in our opinion become very inexpensive, so we were able to acquire 90 to 180 day issues at very attractive prices. In addition, yields on demand notes fell after mid-May to levels below those of fixed-rate securities. By switching to fixed-rate securities, we were able to lock in additional yield, while keeping the increase in average maturity minimal.

Going forward, we will continue to be cautious, seeking to keep the Trust's average maturity at relatively low levels until we see definite signs that the Federal Reserve has completed its course of interest rate hikes. As long as our central bank remains committed to a month-to-month approach and is not willing to pronounce the economy "slow and steady," we expect to maintain our wait-and-see investment strategy.


Sincerely,

/s/James C. Swain                /s/Bridget A. Macaskill
James C. Swain                   Bridget A. Macaskill


July 24, 2000

3 Centennial New York Tax Exempt Trust


--------------------------------------------------------------------------------------------------------------------
Statement of Investments                                           June 30, 2000


                                                                            Principal              Value
                                                                            Amount                 See Note 1
--------------------------------------------------------------------------------------------------------------------
Short-Term Tax-Exempt Obligations - 96.0%
--------------------------------------------------------------------------------------------------------------------
New York - 93.9%
--------------------------------------------------------------------------------------------------------------------
Babylon, NY IDA RB, J. D'Addario & Co. Project, 4.75%                 (1)         $   500,000         $   500,000
--------------------------------------------------------------------------------------------------------------------
Jefferson Cnty., NY IDA RB, 4.30%                                     (1)           2,500,000           2,499,998
--------------------------------------------------------------------------------------------------------------------
NYC Health & Hospital Corp. RB, Health Systems, Series A, 4.45%       (1)           1,000,000           1,000,000
--------------------------------------------------------------------------------------------------------------------
NYC IDA Civic Facility RB, Casa Project, 4.90%                        (1)           1,000,000           1,000,000
--------------------------------------------------------------------------------------------------------------------
NYC MTAU RB, 4.25%, 8/1/00                                            (2)           2,500,000           2,500,000
--------------------------------------------------------------------------------------------------------------------
NYC Water FAU WSS RB, Series 1032, 4.60%, 12/15/00                    (2)           2,000,000           2,000,000
--------------------------------------------------------------------------------------------------------------------
NYC Water FAU WSS RB, Series SGB 26, MBIA Insured, 4.84%              (1)             500,000             500,000
--------------------------------------------------------------------------------------------------------------------
NYS DA COP, Rockefeller University, 4.84%                             (1)           1,000,000           1,000,000
--------------------------------------------------------------------------------------------------------------------
NYS DA RB, 4.77%                                                      (1)           2,800,000           2,800,000
--------------------------------------------------------------------------------------------------------------------
NYS DA RB, 4.84%                                                      (1)           1,500,000           1,500,000
--------------------------------------------------------------------------------------------------------------------
NYS DA RRB, Series CMC1B, 4.80%                                       (1)           1,300,000           1,300,000
--------------------------------------------------------------------------------------------------------------------
NYS Environmental SWD RB, General Electric Project, 4.10%, 7/10/00    (2)           1,300,000           1,300,000
--------------------------------------------------------------------------------------------------------------------
NYS ERDAUEF RRB, Con Edison Co., Subseries A-3, 4.60%                 (1)             600,000             600,000
--------------------------------------------------------------------------------------------------------------------
NYS GOB, 4.25%, 8/1/00                                                (2)           1,000,000           1,000,000
--------------------------------------------------------------------------------------------------------------------
NYS GOUN, Series A, 4.40%, 2/8/01                                     (2)           2,400,000           2,400,000
--------------------------------------------------------------------------------------------------------------------
NYS LGAC RB, Series SG99, MBIA Insured, 4.82%                         (1)(2)        1,600,000           1,600,000
--------------------------------------------------------------------------------------------------------------------
NYS LGAC RB, Series 1040, 4.60%, 10/1/00                              (2)           1,500,000           1,500,000
--------------------------------------------------------------------------------------------------------------------
NYS MAG RB, Series 302, 4.85%                                         (1)           1,500,000           1,500,000
--------------------------------------------------------------------------------------------------------------------
NYS MCFFA RB, MHESF, Prerefunded, Series B, 7.875%, 8/15/00           (2)          11,625,000          11,904,860
--------------------------------------------------------------------------------------------------------------------
NYS TBTAU RB, Series SG-41, 4.82%                                     (1)           2,730,000           2,730,000
--------------------------------------------------------------------------------------------------------------------
NYS Thruway Authority RB, Highway & Bridge Trust Fund,
Series 267, FSA Insured, 4.82%                                        (1)           2,225,000           2,225,000
--------------------------------------------------------------------------------------------------------------------
NYS Urban Empire Development Corp. RB, Series A, 4.84%                (1)           2,600,000           2,600,000
--------------------------------------------------------------------------------------------------------------------
PAUNYNJ RB, 4.15%, 7/13/00                                            (2)           2,500,000           2,500,000
--------------------------------------------------------------------------------------------------------------------
Southeast NY IDA RB, Unilock NY, Inc. Project, 4.80%                  (1)           2,000,000           2,000,000
--------------------------------------------------------------------------------------------------------------------
TBTAU NY RB, Series T, 7%, 1/1/01                                     (2)           2,000,000           2,065,922
                                                                                                     ---------------
                                                                                                       52,525,780
--------------------------------------------------------------------------------------------------------------------
U.S. Possessions - 2.1%
--------------------------------------------------------------------------------------------------------------------
PR CMWLTH GOB, 4.42%                                                  (1)           1,200,000           1,200,000

--------------------------------------------------------------------------------------------------------------------
Total Investments, at Value                                                              96.0%         53,725,780
--------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                           4.0           2,237,178
                                                                                        ------        --------------

Net Assets                                                                              100.0%        $55,962,958
                                                                                        ======        ==============



4 Centennial New York Tax Exempt Trust


--------------------------------------------------------------------------------------------------------------------
Statement of Investments                                           June 30, 2000 Continued





--------------------------------------------------------------------------------------------------------------------
To simplify the  listings of  securities,  abbreviations  are used per the table below:
CMWLTH -  Commonwealth                       MCFFA - Medical  Care  Facilities  Finance  Agency
COP - Certificates of Participation          MHESF - Mental Health  Services  Facilities
DA - Dormitory  Authority                    MTAU -  Metropolitan  Transportation  Authority
ERDAUEF - Energy Research & Development      NYC - New York City
        Authority Electric Facilities        NYS - New York State
FAU - Finance  Authority                     PAUNYNJ - Port Authority of New York & New Jersey
GOB - General Obligation Bonds               RB - Revenue Bonds
GOUN - General Obligation Unlimited Nts.     RRB - Revenue  Refunding  Bonds
IDA - Industrial Development Agency          SWD - Solid Waste Disposal
LGAC - Local Government Assistance Corp.     TBTAU - Triborough Bridge & Tunnel Authority
MAG - Mtg. Agency                            WSS - Water & Sewer System

1. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 2000. This instrument may also have a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year.

2. Put  obligation  redeemable at full face value on the date reported.

See accompanying Notes to Financial Statements.

5 Centennial New York Tax Exempt Trust


-----------------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                 June 30, 2000


-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at value - see accompanying statement                                                                     $53,725,780
-----------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                       971,785
-----------------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                                                       1,288,611
Interest                                                                                                                   792,049
Other                                                                                                                       13,545
                                                                                                                       ------------
Total assets                                                                                                            56,791,770

-----------------------------------------------------------------------------------------------------------------------------------
Liabilities Payables and other liabilities:
Shares of beneficial interest redeemed                                                                                     671,939
Dividends                                                                                                                   76,803
Shareholder reports                                                                                                         39,133
Service plan fees                                                                                                           26,376
Trustees' compensation                                                                                                         556
Other                                                                                                                       14,005
                                                                                                                       ------------
Total liabilities                                                                                                          828,812

-----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                             $55,962,958
                                                                                                                       ============
-----------------------------------------------------------------------------------------------------------------------------------
Composition of Net Assets
Paid-in capital                                                                                                        $55,956,473
-----------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                                                                     6,485
-----------------------------------------------------------------------------------------------------------------------------------
Net assets - applicable to 55,956,473 shares of beneficial
interest outstanding                                                                                                   $55,962,958
                                                                                                                       ============
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Redemption Price Per Share and Offering Price Per Share                                                     $1.00
                                                                                                                             ======


See accompanying Notes to Financial Statements.

6 Centennial New York Tax Exempt Trust


-----------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                             For the Year Ended June 30, 2000


-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Interest                                                                                                                $2,228,141

-----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                                            305,700
-----------------------------------------------------------------------------------------------------------------------------------
Service plan fees                                                                                                          120,981
-----------------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                                               47,237
-----------------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                                         36,661
-----------------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                                 23,850
-----------------------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                                       1,726
-----------------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                       21,684
                                                                                                                        -----------
Total expenses                                                                                                             557,839
                                                                                                                        -----------
Less reimbursement of expenses                                                                                             (48,269)
Less expenses paid indirectly                                                                                              (12,001)
                                                                                                                        -----------
Net expenses                                                                                                               497,569

-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                                                    1,730,572

-----------------------------------------------------------------------------------------------------------------------------------
Net Realized Gain on Investments                                                                                             9,958

-----------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                                                    $1,740,530
                                                                                                                        ===========

-----------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                                                                       Year Ended June 30,
                                                                                                     2000                     1999
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                          $1,730,572               $1,410,445
-----------------------------------------------------------------------------------------------------------------------------------

Net realized gain (loss)                                                                            9,958                     (739)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
from operations                                                                                 1,740,530                1,409,706

-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders                                                 (1,730,572)              (1,418,059)

-----------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions                                                               (5,838,875)               4,993,614

-----------------------------------------------------------------------------------------------------------------------------------
Net Assets
Total increase (decrease)                                                                      (5,828,917)               4,985,261

-----------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                            61,791,875               56,806,614
                                                                                              ------------             ------------
End of period                                                                                 $55,962,958              $61,791,875
                                                                                              ============             ============


See accompanying Notes to Financial Statements.

7 Centennial New York Tax Exempt Trust


--------------------------------------------------------------------------------------------------------------------
Financial Highlights


                                                 Year Ended June 30,
                                                   2000          1999         1998          1997         1996
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                 $1.00         $1.00        $1.00         $1.00        $1.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations - net
investment income and net realized gain                .03           .02          .03           .03          .03
Dividends and/or distributions to shareholders        (.03)         (.02)        (.03)         (.03)        (.03)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $1.00         $1.00        $1.00         $1.00        $1.00
                                                     ======        ======       ======        ======       ======
--------------------------------------------------------------------------------------------------------------------
Total Return(1)                                        2.92%         2.42%        2.87%         2.76%        2.79%
--------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)           $55,963       $61,792      $56,807       $48,896      $39,807
--------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $61,033       $59,345      $53,923       $45,363      $42,351
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                2.84%         2.38%        2.85%         2.73%        2.76%
Expenses                                             0.92%         0.89%        0.89%(3)      0.88%(3)     0.93%(3)
Expenses, net of indirect expenses and/or
voluntary assumption of expenses                     0.82%         0.80%        0.80%         0.80%        0.80%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods of less than one full year.
2.  Annualized  for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

8 Centennial New York Tax Exempt Trust

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES
Centennial New York Tax Exempt Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust's investment objective is to seek the maximum current income exempt from federal, New York State and New York City income taxes for individual investors as is consistent with the preservation of capital. The Trust's investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

SECURITIES VALUATION Portfolio securities are valued on the basis of amortized cost, which approximates market value.

NON-DIVERSIFICATION RISK The Trust is "non-diversified" and can invest in the securities of a single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Trust is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.

FEDERAL TAXES The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSE OFFSET ARRANGEMENTS Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Trust.

OTHER Investment transactions are accounted for as of trade date. Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related event in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.

2.  SHARES OF BENEFICIAL INTEREST
The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                           YEAR ENDED JUNE 30, 2000                YEAR ENDED JUNE 30, 1999
                                                        SHARES                AMOUNT            SHARES               AMOUNT
                                                  -----------------------------------     -----------------------------------
Sold                                               235,166,364         $ 235,166,364       194,238,424        $ 194,238,424
Dividends and/or distributions reinvested            1,666,312             1,666,312         1,385,354            1,385,354
Redeemed                                          (242,671,551)         (242,671,551)     (190,630,164)        (190,630,164)
                                                  -------------        --------------     -------------       --------------
Net increase (decrease)                             (5,838,875)        $  (5,838,875)        4,993,614        $   4,993,614
                                                  =============        ==============     =============       ==============


9 Centennial New York Tax Exempt Trust

NOTES TO FINANCIAL STATEMENTS Continued


3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of average annual net assets, 0.475% of the next $250 million, 0.45% of the next $250 million, 0.425% of the next $250 million and 0.40% of net assets in excess of $1 billion. The Manager has voluntarily undertaken to assume any expenses of the Trust in any fiscal year they exceed 0.80% of the Trust's average annual net assets. The Manager reserves the right to amend or terminate that expense assumption at any time. The Trust's management fee for the year ended June 30, 2000 was an annualized rate of 0.50%, before any waiver by the Manager if applicable.

TRANSFER AGENT Shareholder Services, Inc. (SSI) acts as the transfer and shareholder servicing agent for the Trust and for other registered investment companies on an "at-cost" basis.

SERVICE PLAN FEES Under an approved service plan, the Trust may expend up to 0.20% of its average annual net assets annually to reimburse the Manager, as distributor, for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Trust, including amounts paid to brokers, dealers, banks and other financial institutions.

10 Centennial New York Tax Exempt Trust

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders of Centennial New York Tax Exempt Trust:

We have audited the accompanying statement of assets and liabilities of Centennial New York Tax Exempt Trust, including the statement of investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Centennial New York Tax Exempt Trust as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP

Denver, Colorado
July 24, 2000

11 Centennial New York Tax Exempt Trust

FEDERAL INCOME TAX INFORMATION  (Unaudited)

In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Trust during calendar year 2000. Regulations of the U.S. Treasury Department require the Trust to report this information to the Internal Revenue Service.

None of the dividends paid by the Trust during the year ended June 30, 2000 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Trust to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

12 Centennial New York Tax Exempt Trust

CENTENNIAL NEW YORK TAX EXEMPT TRUST

OFFICERS AND TRUSTEES
James C. Swain, Trustee and Chairman of the Board
Bridget A. Macaskill, Trustee and President
Robert G. Avis, Trustee
William A. Baker, Trustee
Sam Freedman, Trustee
Raymond J. Kalinowski, Trustee
C. Howard Kast, Trustee
Robert M. Kirchner, Trustee
Ned M. Steel, Trustee
Michael J. Carbuto, Vice President
Andrew J. Donohue, Vice President and Secretary
Brian W. Wixted, Treasurer
Andrew J. Donohue, Vice President and Secretary
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

INVESTMENT ADVISOR AND DISTRIBUTOR
Centennial Asset Management Corporation

TRANSFER AND SHAREHOLDER SERVICING AGENT
Shareholder Services, Inc.

CUSTODIAN OF PORTFOLIO SECURITIES
Citibank, N.A.

INDEPENDENT AUDITORS
Deloitte & Touche LLP

LEGAL COUNSEL
Myer, Swanson, Adams & Wolf, P.C.

This is a copy of a report to shareholders of Centennial New York Tax Exempt Trust. This report must be preceded or accompanied by a Prospectus of Centennial New York Tax Exempt Trust. For other material information concerning the Trust, see the Prospectus.

For shareholder servicing, call:
1-800-525-9310 (in U.S.)
303-768-3200 (outside U.S.)

Or write:
Shareholder Services, Inc.
P.O. Box 5143
Denver, CO 80217-5143

13 Centennial New York Tax Exempt Trust

Blank Page

14 Centennial New York Tax Exempt Trust

RA0780.001.0600

15 Centennial New York Tax Exempt Trust